TIFF Investment Program, Inc. (TIP)

Supplement dated July 20, 2011
to the Currently Effective Prospectus dated April29, 2011

On July 18, 2011, the Board of Directors of TIP approved a new Money Manager Agreement for TIFF Multi-Asset Fund (“MAF”) and a new Money Manager Agreement for TIFF International Equity Fund (“IEF”) with existing money manager, Mondrian Investment Partners Limited (“Mondrian”), effective immediately.  Mondrian recently completed a restructuring transaction that resulted in a change of control of Mondrian.  As a result of the change of control of Mondrian, the existing Money Manager Agreements between Mondrian and TIP for MAF and IEF automatically terminated upon the date of the transaction.  The new Money Manager Agreements will replace the terminated agreements.  The fees payable under the new Money Manager Agreements are the same as those payable under the terminated agreements and the new Money Manager Agreements are substantially similar to the terminated agreements in all material respects.  The nature, quality, and extent of services provided by Mondrian, and the personnel providing such services, are not expected to change under the new Money Manager Agreements.  Mondrian is one of multiple external money managers managing assets for MAF and IEF.

Please keep this supplement for future reference.